UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                                August 30, 2002
                                ---------------
                               (Date of Report)


       VENTURES-NATIONAL INCORPORATED "DBA" TITAN GENERAL HOLDINGS, INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Utah                    000-32847                 87-0433444
          ----                    ---------                 ----------
     (State or other             (Commission               (IRS Employer
      jurisdiction               File Number)            Identification No.)
    of incorporation)

            1855 Norman Avenue, Santa Clara, California 95054-2029
            ------------------------------------------------------
                    (Address of principal executive offices)


                                 (408) 727-7513
                                 --------------
             (Registrant's telephone number, including area code)


               5525 South 900 East, Salt Lake City, Utah 84117
               -----------------------------------------------
       (Former name or former address, if changed since last report.)

Item 1. Changes In Control Of The Registrant.

     General.
     --------

     Effective as of August 12, 2002, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Titan EMS Acquisition Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of the Company ("Titan Acquisition"), and Titan EMS, Inc., a Delaware corporation ("Titan EMS"), which sets forth the terms and conditions of the business combination of the Company and Titan EMS through the merger of Titan Acquisition with and into Titan EMS (the "Merger") as a result of which Titan EMS has become a wholly-owned subsidiary of the Company. The Merger became effective on August 30, 2002 (the "Effective Time") upon the satisfaction or waiver of each of the closing conditions set forth in the Merger Agreement and the subsequent filing of a Certificate of Merger of Titan Acquisition into Titan EMS with the Secretary of State of the State of Delaware. The Company's common stock is listed for quotation on the NASD's OTC Bulletin Board under the symbol "TTGH," formerly "VNTU."

     Pursuant to the Merger Agreement, the holders of capital stock of Titan EMS received an aggregate of 6,880,490 shares of common stock of the Company, representing approximately 80% of the outstanding common stock of the Company immediately following such issuance.

     Upon the Effective Time, the executive officers of the Company resigned and were replaced by the executive officers of Titan EMS. It is currently anticipated, and the Merger Agreement provides, that the three directors of the Company immediately prior to the Effective Time, John Winchester, Tyler Despain and Luke Bradley, will continue as directors of the Company after the Effective Time until ten days after the date an Information Statement on Form 14f-1 prescribed by the Securities and Exchange Commission is first mailed to the Company's stockholders (the "Director Transition Date"), at which time they will each resign as a director of the Company and David Marks, Louis George, Gregory Jacobs and Robert I. Weisberg will each be appointed to and will comprise the entire Board of Directors of the Company (collectively, the "Designated Directors").

     The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of common stock of the Company immediately following the Merger by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares; (ii) the Company's officers and directors; (iii) the Company's officers and directors as a group; and (iv) the Designated Directors who will replace the Company's current directors upon the Director Transition Date.

     As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

                                                       Percentage of Class
Name and Address of          Shares of Common Stock      Beneficially
  Beneficial Owner             Beneficially Owned          Owned(1)
  ----------------             ------------------          --------

John Winchester*                        0                       0.0%
c/o Ventures-National Incorporated
 1855 Norman Avenue
 Santa Clara, CA, 95054

Tyler Despain*                          0                       0.0%
c/o Ventures-National Incorporated
 1855 Norman Avenue
 Santa Clara, CA, 95054

Luke Bradley*                           0                       0.0%
c/o Ventures-National Incorporated
 1855 Norman Avenue
 Santa Clara, CA, 95054

David Marks**                       7,959,921(2)               92.5%
c/o Ventures-National Incorporated
 1855 Norman Avenue
 Santa Clara, CA, 95054

Louis George**                       400,000(3)                 4.5%
c/o Ventures-National Incorporated
 1855 Norman Avenue
 Santa Clara, CA, 95054

Gregory B. Jacobs**                     0                       0.0%
c/o Ventures-National Incorporated
 1855 Norman Avenue
 Santa Clara, CA, 95054

Robert I. Weisberg**                    0                      0.0%
c/o Ventures-National Incorporated
 1855 Norman Avenue
 Santa Clara, CA, 95054

Ohio Investors of
Wisconsin LLC                       1,160,764(4)              13.5%
c/o Ventures-National Incorporated
 1855 Norman Avenue
 Santa Clara, CA, 95054

SVPC Partners LLC                     800,000                  9.3%
c/o Ventures-National Incorporated
 1855 Norman Avenue
 Santa Clara, CA, 95054

All Current Executive Officers and Directors
As a group (5 persons)             8,359,921(2),(3)           97.1%

All Nominee Directors as a Group
As a group (4 persons)             8,359,921(2),(3)           97.1%

-----------------------------
* Indicates current Director.
** Indicates nominee Director.
(1) Calculated based upon 8,609,132 shares of common stock outstanding following the Merger
(2) Includes (i) 5,800,000 shares held by Irrevocable Children's Trust ("ICT"), of which Mr. Marks is the trustee with voting and dispository powers with respect to the shares of Common Stock that it owns holds directly or indirectly; (ii) 68,667 shares issued by the Company to ICT upon the effectiveness of the Merger in consideration for the cancellation of $103,000 of indebtedness of Titan EMS; (iii) 1,160,764 shares held by Ohio Investors of Wisconsin LLC, which is controlled by ICT (issued by the Company upon the effectiveness of the Merger in consideration for the cancellation of $1,741,146 of indebtedness of Titan EMS); (iv) 800,000 shares held by SVPC Partners LLC, which is controlled by ICT; (v) 123,823 shares held by Phoenix Business Trust, which is controlled by ICT and (vi) 6,667 shares held by Forest Home Investors I, LLC, which is controlled by ICT.
(3) Includes 50,000 shares of Common Stock received in consideration for Mr. George's contribution of certain assets into Titan EMS prior to the Effective Time and options to purchase up to 350,000 shares of Common Stock at a purchase price of $1.50 per share exercisable through July 31, 2007 granted pursuant to Mr. George's employment agreement with Titan EMS (the Company assumed the obligations under Mr. George's option agreement with Titan EMS pursuant to the Merger Agreement).
(4) Represents shares issued by the Company upon the effectiveness of the Merger in consideration for the cancellation of $1,741,146 of indebtedness of Titan EMS.

     The Board of Directors of the Company presently consists of three members. The Designated Directors will assume office on the Director Transition Date. This will be accomplished at a meeting by written consent of the Board of Directors providing that the current directors will resign, such that immediately following such action, the vacancies will be filled by the Designated Directors.

     The Designated Directors listed below have consented to act as directors of the Company. The Designated Directors will constitute all of the members of the Board after they are appointed.

Executive Officers as of the Effective Time and Designated Directors.
---------------------------------------------------------------------

     Set forth below is certain information with respect to the individuals to be named director of the Company at the Director Transition Date and executive officers of the Company as of the Effective Time.

Name                    Age         Position
David Marks             34          Chairman of the Board and Director
Louis George            36          President, Chief Executive Officer, Acting
                                    Treasurer and Director
Gregory B. Jacobs       44          Director
Robert I. Weisberg      56          Director

David Marks, 34, Chairman and Director. Mr. Marks has been a Director of Titan EMS since its inception and prior to Mr. George's hiring, served as President and Chief Executive Officer of Titan EMS. Mr. Marks has served as Trustee of ICT and Irrevocable Children's Trust No.2 (the "Trusts") since 1994. The Trusts currently have an ownership or investment interest in over thirty (30) investment ventures including approximately twenty-five (25) commercial properties, private residences, natural resources, offshore casino gaming, telecommunications, and technology companies, and other miscellaneous business and investment ventures. Most investments by the Trusts are made through subsidiary limited liability companies, corporations or other special purpose-single asset entities ultimately controlled or managed by Mr. Marks on behalf of the Trusts. Mr. Marks has the responsibility in overseeing all investments by the Trusts with responsibilities beginning at acquisition and
continuing through ownership.   He has played a key role in all of the
business acquisitions, borrowings, and post-closing management of the Trusts' assets and their subsidiaries. Mr. Marks generally acts in the capacity of officer or director for all of the operating companies and is involved in strategic planning, and major decision-making. Mr. Marks holds a BS in Economics from the University of Wisconsin.

Louis George, 36, President, Chief Executive Officer, Acting Treasurer and Director. Mr. George has been a Director of Titan EMS since August 6, 2002. Mr. George has most recently held the position as Managing Director of Assembly Operations for the Tyco Printed Circuit Group where he had responsibility for four assembly divisions throughout the world manufacturing Backpanel Assemblies and Systems Integration. Prior to this position, he was the Northern California Director of Operations for three successful Printed Circuit Board Divisions having complete accountability for profit and losses. After Tyco's acquisition of Sigma Circuits, Inc., Louis was given the opportunity to manage both Rigid and Flexible Circuit Divisions. At Sigma Circuits, Louis held multiple General Manager Positions which consisted of overseeing a Time Sensitive, High Technology, Commercial and Military, Rigid PCB Facility, the Flexible Circuit Division and the Systems Integrations Operation. His professional career in the printed circuit board industry stems from a family operation and began long before joining Tyco (formerly Sigma Circuits, Inc.) in 1983. Since that time, a variety of operational and management level positions has provided him the ability to develop an extensive knowledge of all facets of the printed circuit board manufacturing industry. He has obtained ISO 9000 certification for two facilities and recently TL 9000 at another. With Tyco, Louis actively participated in acquisitions of printed circuit board companies and facility consolidations. At Sigma Circuits, he was involved in the initial public offering and sale of the company.

Gregory B. Jacobs, 44, Director. Since 1997, Mr. Jacobs has worked at Greenwich Capital Markets, where he most recently held the post of Managing Director. At Greenwich Capital Markets he serves as the Head of Non-Agency and Commercial Trading and Co-Head of the Commercial Assets Group. From 1996 to 1997, Mr. Jacobs served as the President of FS Capital LLC, which conducted broker/dealer activities in the securitized asset sectors of the fixed income capital markets. Since 1994, Mr. Jacobs has served as a Member and Principal of the Financial Structuring LLC, a consulting and advisory services company that provides structuring and analysis within the Commercial Mortgage Market and Small Business Acquisitions. From 1991 to 1994, Mr. Jacobs had been with Daiwa Securities America Inc., where he served as a Managing Director - Mortgage Trading. Previously, Mr. Jacobs had been with Salomon Brothers Inc., where he successively served in the Real Estate Finance Department from 1983 to 1984, was Vice-President, Government Trading from 1984 to 1986 and served as Vice President, Mortgage Trading from 1986 to 1991. Before joining Salomon Brothers, Mr. Jacobs served as a Financial Analyst for Xerox Corporation, Engineering and Graphic Products. Mr. Jacobs holds an M.S. Business Management with a concentration in Finance and Option Theory from the Sloan School of Management, Massachusetts Institute of Technology and a Sc.B. Mechanical Engineering from Brown University.

Robert I. Weisberg, 56, Director. Mr. Weisberg is the past Chairman of the Board and President of the Commercial Finance Association, which is the National Trade Association of Asset-based Lending among Banks and Independent Finance Companies. He is President and CEO of ALCO Financial Services, LLC in Larkspur, CA. Prior to this position Mr. Weisberg spent eight years with Fleet Financial Group as President of Fleet Credit and Executive Vice President of Fleet Bank. During his tenure with Fleet, Mr. Weisberg acquired and sold numerous non-bank entities. Prior to Fleet Mr. Weisberg spent 18 years at Bank of Boston in a variety of capacities in the Commercial Finance, Factoring and Asset-based Lending units. His last three years were spent as President of the Banks operations headquartered in Montreal, Canada and Executive Vice President of the Parent. Mr. Weisberg has served on many corporate and not for profit boards including Environmental Power Group, Monterey Mutual Funds, Pacific Income Advisors, Miriam Hospital, Northeastern University and Langston Hughes Center for the Arts. He is also a Trustee of the Reed Union School District, which includes the towns of Belvedere, Tiburon, and East Corte Madera in the San Francisco Bay Area. Mr. Weisberg holds a B.S. from Northeastern University and is also a graduate of the joint program of the Graduate School of Credit and Financial Management between Harvard University and Williams College.

Current Directors.
------------------

The following is a brief description of the business background of the current directors of the Company:

John Winchester, President and a director is 28 years of age. Mr. Winchester received a bachelors degree from the University of Utah in Organizational Communication in May 1999. Mr. Winchester has been working as a production director for a major drafting company, in Salt Lake City, Utah, for the past six years.

Tyler Despain, Vice President and a director is 28 years of age. Mr. Despain received a Bachelor of Arts, with a degree in sociology in December 2000 from the University of Utah. Mr. Despain is currently working for a software developer in southern California.

Luke Bradley, Secretary and a director is 26 years of age. Mr. Bradley is currently attending the University of Utah, in Salt Lake City. He was graduated in 2001, with a bachelor of science, finance degree. Mr. Bradley currently works for a firm that specializes in promotional merchandise for companies.

About Ventures-National Incorporated.
-------------------------------------

Through its newly acquired, wholly-owned subsidiary Titan EMS, the Company is a manufacturer of time sensitive, high tech, prototype, and pre-production printed circuit boards. Beginning in the year 2001, Titan EMS and its predecessors began acquiring technology equipment and processes from competitors unable to remain in business due to a severe market downturn and overwhelming debt. Titan EMS also obtained customer lists and orders from several of these firms, resulting in potential new business opportunities. The Company has begun the process of relocating and upgrading its current printed circuit board plant into a facility formerly occupied by Tyco Electronics Inc. in Fremont, California.

The transaction described above is qualified in its entirety by the Merger Agreement and related documents, copies of which have been filed as exhibits to this Current Report.

Item 2. Acquisitions or Dispositions of  Assets.

See Item 1.

Item 5. Other Events.

Effective August 30, 2002, we changed our address. Our new address is 1855 Norman Avenue, Santa Clara, California 95054-2029. Our new telephone number is (408) 727-7513.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired.

     It is impractical to provide the required financial statements at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable.

      (b)   Pro Forma Financial Information.

     It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable.

      (c)   Exhibits.

      10.1 Agreement And Plan Of Merger, dated as of August 12, 2002, among Ventures-National Incorporated, Titan EMS Acquisition Corporation, and Titan EMS, Inc.
      10.2 Contribution Agreement dated as of August 6, 2002, by and between Titan EMS, Inc. and SVPC Partners, LLC.
      10.3 Contribution Agreement dated as of August 6, 2002 by and between Titan EMS, Inc. and Louis George.
      10.4 Employment Agreement dated as of August 6, 2002 by and between Titan EMS, Inc. and Louis George.
      10.5 Employment Agreement dated as of August 12, 2002 by and between Titan EMS, Inc. and Stephen Saul Kennedy.
      10.6 Consulting Agreement dated as of July 29, 2002 by and between Robert Ciri and the Company.
      10.7 Consulting Agreement dated as of July 29, 2002, by and among the Company, Jenson Services, Inc., Duane S. Jenson, Jeffrey D. Jenson, Travis T. Jenson, Thomas J. Howells, Jeffrey D. Jensen, Leonard W. Burningham and James P. Doolin.
      10.8 Consulting Agreement dated as of July 29, 2002 by and between the Company and STAR Associates, LLC.
      10.9 Financial Advisory Agreement dated as of July 29, 2002 by and between the Company and STAR Associates, LLC.
      10.10 Letter Agreement dated August 26, 2002 by and between Titan EMS, Inc. and Phoenix Business Trust.
      10.11 Letter Agreement dated August 26, 2002 by and between Titan EMS, Inc. and Forest Home Investors I, LLC.
      10.12 Indemnification Agreement dated August 19, 2002 by and among the Company, Titan EMS and Jenson Services, Inc.
      10.13 Option Agreement dated as of August 22, 2002 by and among the Company, Jenson Services, Inc., Duane S. Jenson, Jeffrey D. Jenson, Travis T. Jenson, Thomas J. Howells, James P. Doolin, Leonard W. Burningham, Esq. and Interwest Transfer Company.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 4, 2000

                              VENTURES-NATIONAL INCORPORATED



                              By: /s/ Louis George
                              Name:  Louis George
                              Title:  President and Chief Executive Officer